SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2001 (May 8, 2001)
SEQUA CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-804	13-1885030
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York		10166
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (212) 986-5500
None
(Former name or former address, if changed since last report.)

Item 5.	Other Events.
Registrant's press release dated May 8, 2001 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:

20. Press release of Registrant dated May 8, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUA CORPORATION

By:__________________________________ Stuart Z. Krinsly Senior Executive Vice President

Dated: May 11, 2001

EXHIBIT INDEX

Number	Description

20.	Press release of Registrant dated May 8, 2001.